UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant: Vanguard Explorer Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 – October 31, 2015

Item 1: Reports to Shareholders

Annual Report | October 31, 2015

Vanguard Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	15
Performance Summary.	17
Financial Statements.	19
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2015
				Total
				Returns
Vanguard Explorer Fund
Investor Shares				-0.62%
Admiral™ Shares				-0.48
Russell 2500 Growth Index				4.17
Small-Cap Growth Funds Average				1.81
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2014, Through October 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$105.28	$90.55	$0.152	$13.959
Admiral Shares	98.03	84.28	0.324	12.975

Chairman’s Letter

Dear Shareholder,

After posting modest returns in the first half of the fiscal year ended October 31, 2015, the broad U.S. stock market struggled for the rest of the period. Declines in August and September were followed by a rebound in October. Growth stocks easily outperformed value, and large-company stocks did better than those from smaller companies.

Against this backdrop, Vanguard Explorer Fund returned –0.62% for Investor Shares. This result was behind that of its benchmark, the Russell 2500 Growth Index, and the average return of its peers.

If you own shares of your fund in a taxable account, you may wish to review the after-tax returns that appear later in this report.

On another note, I’d like to congratulate Granahan Investment Management, Inc., on its 25th anniversary as an advisor to the Explorer Fund. Granahan began advising Vanguard Explorer II Fund 30 years ago, and that fund was merged into the Explorer Fund in 1990.

U.S. stock market fluctuated on its way to modest returns
The broad U.S. stock market returned more than 4% for the fiscal year ended October 31. Stocks generally climbed during the first nine months before dropping sharply in August and September. Fears surfaced in late summer that slower economic growth in China would spread across the globe.

In October, however, stocks rallied as the Federal Reserve maintained its historically low short-term interest rates. Central banks in Europe and Asia also signaled or implemented additional stimulus measures to counter sluggish growth and low inflation. Corporate earnings, although generally lower than in the past couple of years, mostly exceeded expectations.

The strength of the U.S. dollar against foreign currencies contributed to a return of about –4% for international stocks. Returns for the developed markets of the Pacific region and Europe were essentially flat. Stocks tumbled in emerging markets, where concerns about China seemed to weigh most heavily.

The search for a safe haven gave bonds a bit of a boost

The broad U.S. taxable bond market, which returned 1.96% over the fiscal year, benefited from investors’ desire for safe-haven assets during periods of stock market volatility. The yield of the 10-year Treasury note ended October at 2.17%, down from 2.31% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.74%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, international bond returns were positive.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	4.86%	16.28%	14.32%
Russell 2000 Index (Small-caps)	0.34	13.90	12.06
Russell 3000 Index (Broad U.S. market)	4.49	16.09	14.14
FTSE All-World ex US Index (International)	-3.83	5.20	2.99

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.96%	1.65%	3.03%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.87	2.91	4.28
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.17%	0.93%	1.69%

Returns for money market funds and savings accounts continued to be constrained by the Fed’s 0%–0.25% target for short-term interest rates.

Half the fund’s sectors advanced, but nearly all underperformed

Vanguard Explorer Fund focuses on the stocks of small U.S. companies with strong growth potential. The selections of the fund’s advisors underperformed when measured against the Russell 2500 Growth Index, which includes some mid-capitalization stocks. Along with large-caps, mid-caps outpaced small-caps overall.

Five of the fund’s ten market sectors produced positive returns, but all but one trailed the benchmark. Compared with the index, the fund’s weakest sectors were health care and information technology.

The fund’s health care portfolio returned about 5%, but that was only half of the sector’s return in the index. The advisors’ decision to underweight biotechnology stocks was a major hindrance that offset outsized gains in health care services. Underperformance in IT services was an important factor in the fund’s subpar return of about 7% for the IT sector, compared with a corresponding 11% return in the benchmark.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.53%	0.36%	1.39%

The fund expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the fund’s expense ratios were 0.48% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Small-Cap Growth Funds.

Consumer discretionary stocks in the index returned around 5%, but the fund’s holdings in the sector returned less as the advisors’ selections among specialty apparel stores detracted. In financials, the fund’s portfolio of real estate investment trusts were notable laggards, returning –11% while REITs in the index advanced 11%. An underweighting in this subsector also hurt relative results.

The fund outpaced the index in just one sector—telecommunication services. The advisors’ telecom stocks soared about 35% compared with a –12% return for those in the index. But the sector was too small to make a big impact on relative performance.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

Explorer’s average annual return is competitive over the long term

For the decade ended October 31, 2015, Vanguard Explorer Fund’s Investor Shares recorded an average annual return of 7.63%. The fund trailed its index, which has no expenses that hinder its performance. But it outperformed its peer-group average by about one-half of one percentage point annually.

Total Returns
Ten Years Ended October 31, 2015
Average
Annual Return
Explorer Fund Investor Shares	7.63%
Russell 2500 Growth Index	9.29
Small-Cap Growth Funds Average	7.08
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in your fund’s Performance Summary later in this report are its time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of September 30, 2015. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash flow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash flow. A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash flows to the ending total net assets. Amounts may not add up exactly because of rounding.

Sources: Vanguard and Morningstar, Inc.

Over the longer term, the fund has performed well. For the past 20 years ended October 31, the average annual return for investor shares was 9.1%, compared with 8.3% for the current benchmark. (Until 2003, the fund was measured against the Russell 2000 Growth Index, which underperformed by an even wider margin over the same 20-year span.)

The fund has lagged the Russell 2500 Growth Index in recent years as mid-cap stocks, which the index includes, have had a strong run. Explorer tends to hold a greater proportion of small-caps. Nonetheless, we’re confident that the advisors’ strategies and the fund’s low costs will continue to serve investors well over the long term. Low costs help you keep more of the fund’s returns, an advantage that can compound year after year.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read

Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2015

Advisors’ Report

For the 12 months ended October 31, 2015, Vanguard Explorer Fund returned –0.62% for Investor Shares. Your fund is managed by eight independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that begins on page 13. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios.

Please note that the Granahan and Kalmar discussions refer to industry sectors as defined by Russell classifications rather than the Global Industry Classification Standard used elsewhere in this report. These comments were prepared on November 17, 2015.

Wellington Management Company llp

Portfolio Managers:

Kenneth L. Abrams, Senior Managing Director and Equity Portfolio Manager

Daniel J. Fitzpatrick, CFA, Managing Director and Equity Portfolio Manager

In the portfolio’s benchmark, the Russell 2500 Growth Index, the information technology and health care sectors posted the largest positive returns; energy and telecommunication services did worst.

Our bottom-up stock selection decisions were helpful in telecommunication services, energy, industrials, and health care. Our position in Abiomed, a U.S.-based medical device technology company, was among the portfolio’s top contributors to relative and absolute performance. Sales of Abiomed’s Impella heart device system grew strongly as it was adopted by hospitals in the United States and abroad, driving above-consensus earnings and guidance. We trimmed the position significantly as it approached our valuation target.

Weak stock selection in the information technology, materials, and consumer discretionary sectors hindered relative performance. An overweight allocation to energy (an indirect result of our individual stock picks) also detracted—energy stocks were the market’s worst performers during the past year.

France-based aluminum manufacturer Constellium NV was among the worst laggards after earnings-per-share announcements fell short of expectations. Continued costs associated with the consolidation of recently acquired Wise Metals Group also hurt results, and we eliminated the position.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President, Chief Investment Officer, and Co-Leader of the Investment Team

Dana F. Walker, CFA, Portfolio Manager and Co-Leader of the Investment Team

The Russell 2500 Growth Index, along with the other major domestic indexes, experienced its first significant correction in four years in August and September. But a strong recovery followed in October. Since the bull market began in 2009, the United States has been “the best house on the world block” thanks to its resilient economy, which continues to appear healthy. If the United States and Europe do not experience a recession—and a recession seems like a relatively low probability—we believe the markets should keep rewarding investors, albeit with more volatility.

Maintaining conviction in companies with sustainable growth drivers and strong competitive positions was the recipe for some of our biggest individual successes during the fiscal year. Many of our consumer discretionary and software as a service holdings rebounded from a difficult period in early 2014 to deliver strong results. Examples include Life Time Fitness; Ulta Salon, Cosmetics & Fragrance; Ultimate Software Group; Dealertrack; Sapient; and Informatica. A.O. Smith, Acuity Brands, and Matador Resources also turned in solid performances.

The collapse of crude oil and natural gas prices and subsequent reduction in revenues from producer durables companies related to energy was the source of most of our largest detractors. These included Bonanza Creek Energy, Southwestern Energy, Gulfport Energy, Chicago Bridge & Iron, Atwood Oceanics, United Rentals, and Quanta Services. We believe the supply/demand imbalance in oil is curing itself now, with higher prices ahead in 2016.

Granahan Investment Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA, Co-Founder and Chief Investment Officer

Jane M. White, Co-Founder, President, and Chief Executive Officer

Jennifer M. Pawloski, Vice President

John V. Schneider, CFA, Vice President

In the third quarter of calendar 2015, U.S. stocks suffered their worst quarterly decline in four years, erasing the portfolio’s fiscal-year gains. Since late 2014, market returns have slowly begun to more closely reflect growth rates and valuation. This bodes well for the portfolio’s core growth and special situation companies, where visibility into management, business model quality, and long-term growth prospects should be properly rewarded. Such quality firms appear to be well-situated for the end of 2015 and 2016.

The materials and processing sector performed well after OM Group was acquired by a private equity firm. An overweight to technology was beneficial; the stocks of software service companies such as Ultimate and SPS Commerce gained, although online music service Pandora detracted.

The health care sector hurt performance after biotechs reversed course and declined significantly in late July. Detractors included Tetraphase Pharmaceuticals and Cardiovascular Systems.

Stephens Investment Management Group, LLC

Portfolio Manager: Ryan E. Crane, CFA, Chief Investment Officer

Equity markets continued to gain in the first half of the fiscal year, but the last several months were much more volatile. The unusual current economic environment has led to a lack of strong consensus opinion about the near future. We expect to see ongoing volatility but also continued opportunity to invest in high-quality companies.

Our best success stories came from information technology companies, and software more specifically. Our holdings in network security firms performed well as more hacking incidents made headlines, but other software-related stocks also stood out. Media-related companies also gained; we tried to take advantage of shifts in consumers’ entertainment preferences.

Energy was a challenging sector. We remain overweighted in the industry but have repositioned the portfolio into higher-quality issuers and companies more focused on natural gas. Recently, we have seen signs of the sector’s reaching its bottom, and we have been carefully adding to our positions.

Century Capital Management, LLC

Portfolio Manager:

Alexander L. Thorndike, Managing Partner

We continue to believe that the domestic economy is sound, despite the recent increase in equity market volatility and weakness in China and other emerging markets.

On the positive side, equity markets rebounded in October, supported by decent U.S. GDP growth, adequate consumer confidence levels, and a drop in the unemployment rate to 5.0%. In general, corporations have remained well-capitalized and have increased their earnings without the typical inflationary pressures that usually appear at this stage of a recovery.

Investors hope the impending rise in interest rates will be slower and less disruptive than in prior cycles. We believe a rate increase might benefit higher-quality growth businesses rather than more speculative industries such as biotech-nology. As always, we remain focused on finding high-quality growth enterprises that we believe are trading at reasonable valuations.

Information technology and health care were our best-performing sectors during the period. Anacor Pharmaceuticals in health care and j2 Global and Palo Alto Networks in information technology were standouts.

Industrials and financials had the weakest results. NCI Building Systems, Saia, and The Greenbrier Companies, all in the industrial sector, were the top detractors.

Chartwell Investment Partners, LLC

Portfolio Manager:

John A. Heffern, Managing Partner and Senior Portfolio Manager

The last 12 months delivered modest performance from equity markets despite renewed concerns about global growth. Against this backdrop, our portfolio decisions steadfastly reflected our bias toward quality, leadership, defensible margins, and a pattern of successful execution of growth-oriented business models.

WNS contributed most to our portion of the portfolio. This business process management company experienced accelerating growth rates and better profitability because of higher market acceptance, improved sales execution, and leveraged investment spending. On Assignment was another strong contributor, as a large acquisition and internal initiatives spurred the temporary staffing services company’s organic growth rate and expanded margins.

Despite improving credit trends and ample capital at Puerto Rican-based community bank First BanCorp, the share price fell following Puerto Rico’s debt default and uncertainty surrounding the restructuring process. H&E Equipment Services, a provider of heavy industrial equipment rentals, sales, and services, was pressured by a severe slowdown in energy-related activities.

Please note that Chartwell Investment Partners, Inc., has had an internal restructuring. As a result, the name of the firm managing a portion of the Explorer Fund is now Chartwell Investment Partners, LLC.

Vanguard Quantitative Equity Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the 12-month period, our stock selection models were effective in identifying industry group leaders. Our growth, management decisions, and valuation models contributed positively to returns, but our sentiment and quality models did not perform as expected.

Stock selection results were positive in eight of ten sector groups, contributing the most to relative returns in information technology, industrials, and materials.

In information technology, Freescale Semiconductor and Manhattan Associates added the most to relative results. In industrials, airlines benefited from lower oil prices, and JetBlue, Hawaiian Holdings, and Alaska Air Group led performance alongside Dycom Industries. Sealed Air and Avery Dennison stood out in materials.

Our overall selections in health care and consumer staples detracted from results. In health care, Infinity Pharmaceuticals and Sequenom underperformed, and in consumer staples, Herbalife, Avon Products, and Keurig Green Mountain disappointed.

Arrowpoint Partners

Portfolio Managers: Chad Meade, Partner

Brian Schaub, CFA, Partner

The small- and mid-cap markets continued to generate positive returns underpinned by an improving U.S. economy and accommodative monetary policy. We have observed companies with high share-price momentum leading the market, which has contributed to strong results for the health care and information technology sectors. In accordance with our valuation discipline, we have underweighted these sectors. However, we believe our discipline and patience will be rewarded in the future and enable us to take advantage of more attractive valuations when the opportunity arises.

From a sector standpoint, information technology was our top contributor. SS&C Technologies, Synageva BioPharma, and SolarWinds were the three leaders.

The industrial sector was our biggest laggard during the period. Stratasys, Spectranetics, and RigNet all hurt performance.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	30	3,433	Conducts research and analysis of individual
Company LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	22	2,470	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Granahan Investment	15	1,727	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Stephens Investment	8	969	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Century Capital Management,	7	832	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. The ideal
			investment is a reasonably valued, well-managed
			company with established products or services, a high
			return on equity, high recurring revenues, and
			improving margins.
Chartwell Investment Partners,	7	798	Uses a bottom-up, fundamental, research-driven
LLC			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Vanguard Quantitative Equity	5	538	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Arrowpoint Partners	5	532	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control their
			own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows the
			focus to companies with large potential markets and
			high-quality business models focused on the future.
			Finally, considerations are made for potential downside
			risk, resulting in a diversified portfolio of between 75
			and 100 stocks.
Cash Investments	1	141	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VEXPX		VEXRX
Expense Ratio[1]	0.53%		0.36%
30-Day SEC
Yield	0.21%		0.34%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	713	1,495	3,971
Median Market Cap	$2.8B	$4.0B	$51.0B
Price/Earnings Ratio	33.9x	33.5x	21.9x
Price/Book Ratio	2.8x	4.5x	2.7x
Return on Equity	12.8%	16.3%	17.2%
Earnings Growth
Rate	13.7%	14.9%	9.9%
Dividend Yield	0.8%	0.9%	2.0%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate	62%	—	—
Short-Term
Reserves	1.9%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	FA Index
R-Squared	0.97	0.78
Beta	1.00	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

IMAX Corp.	Movies &
	Entertainment	0.9%
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	0.8
West Pharmaceutical
Services Inc.	Health Care Supplies	0.8
Cadence Design
Systems Inc.	Application Software	0.8
Demandware Inc.	Internet Software &
	Services	0.7
Globus Medical Inc.	Health Care
	Equipment	0.7
Nasdaq Inc.	Specialized Finance	0.7
Ultimate Software Group
Inc.	Application Software	0.7
DSW Inc.	Apparel Retail	0.7
Urban Outfitters Inc.	Apparel Retail	0.7
Top Ten		7.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus
Style		Value	Blend	Growth
Market Cap	Large

Medium

Small

1 The expense ratios shown are from the prospectus dated February 24, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2015, the expense ratios were 0.48% for Investor Shares and 0.34% for Admiral Shares.

Explorer Fund

Sector Diversification (% of equity exposure)

		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	18.6%	20.6%	13.7%
Consumer Staples	2.1	3.4	8.5
Energy	3.3	0.8	6.5
Financials	9.0	9.9	17.9
Health Care	18.3	20.1	14.2
Industrials	18.8	16.2	10.7
Information
Technology	24.2	21.6	20.1
Materials	4.1	6.7	3.3
Other	0.1	0.0	0.0
Telecommunication
Services	1.0	0.5	2.1
Utilities	0.5	0.2	3.0

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2005, Through October 31, 2015

Initial Investment of $10,000

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2005, Through October 31, 2015

Explorer Fund Investor Shares

Russell 2500 Growth Index

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	-1.31%	12.48%	6.78%
Admiral Shares	11/12/2001	-1.17	12.66	6.95

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	IMAX Corp.	2,626,622	100,836	0.9%
	DSW Inc. Class A	3,030,984	75,593	0.7%
*	Urban Outfitters Inc.	2,601,099	74,391	0.6%
*	Ulta Salon Cosmetics & Fragrance Inc.	366,924	63,830	0.6%
*	LKQ Corp.	2,003,098	59,312	0.5%
	CalAtlantic Group Inc.	1,282,067	48,834	0.4%
	Texas Roadhouse Inc. Class A	1,345,555	46,220	0.4%
*	Tenneco Inc.	769,577	43,550	0.4%
*,1	MarineMax Inc.	1,352,926	21,376	0.2%
	Consumer Discretionary—Other †		1,521,365	13.3%
			2,055,307	18.0%
Consumer Staples
*	TreeHouse Foods Inc.	588,705	50,417	0.5%
	Consumer Staples—Other †		186,490	1.6%
			236,907	2.1%
Energy
^	Core Laboratories NV	414,157	48,179	0.4%
	Energy—Other †		315,340	2.8%
			363,519	3.2%
Financials
	Nasdaq Inc.	1,334,067	77,229	0.7%
*	MGIC Investment Corp.	6,596,537	62,007	0.5%
*	Affiliated Managers Group Inc.	334,311	60,263	0.5%
	Assured Guaranty Ltd.	1,716,440	47,099	0.4%
	MarketAxess Holdings Inc.	443,950	44,977	0.4%
*,1	eHealth Inc.	1,380,405	16,496	0.2%
	Financials—Other †		676,646	5.9%
			984,717	8.6%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
	West Pharmaceutical Services Inc.	1,576,659	94,615	0.8%
*	Globus Medical Inc.	3,464,222	77,425	0.7%
*	Alkermes plc	983,242	70,715	0.6%
	Cooper Cos. Inc.	417,855	63,664	0.6%
*	Ligand Pharmaceuticals Inc.	568,264	51,343	0.5%
	Universal Health Services Inc. Class B	405,423	49,498	0.4%
*	Insulet Corp.	1,645,667	49,205	0.4%
*	ICON plc	758,747	48,461	0.4%
*	Allscripts Healthcare Solutions Inc.	3,424,420	48,147	0.4%
*	Team Health Holdings Inc.	769,295	45,904	0.4%
*,1	Imprivata Inc.	1,522,300	16,426	0.2%
	Health Care—Other †		1,417,205	12.4%
			2,032,608	17.8%
Industrials
*	Clean Harbors Inc.	1,366,739	63,540	0.6%
*	Advisory Board Co.	1,443,673	63,276	0.6%
*	Hub Group Inc. Class A	1,580,870	63,203	0.5%
*	WageWorks Inc.	1,261,310	60,568	0.5%
*	On Assignment Inc.	1,244,212	56,126	0.5%
	ManpowerGroup Inc.	598,740	54,952	0.5%
	John Bean Technologies Corp.	1,217,303	54,608	0.5%
	AO Smith Corp.	692,600	53,206	0.5%
	MSC Industrial Direct Co. Inc. Class A	824,179	51,734	0.4%
	Waste Connections Inc.	925,330	50,412	0.4%
*	Genesee & Wyoming Inc. Class A	713,530	47,878	0.4%
	Acuity Brands Inc.	206,325	45,103	0.4%
1	H&E Equipment Services Inc.	1,830,925	35,355	0.3%
	Industrials—Other †		1,383,991	12.1%
			2,083,952	18.2%
Information Technology
*	Alliance Data Systems Corp.	320,173	95,191	0.8%
*	Cadence Design Systems Inc.	4,083,664	90,739	0.8%
*	Demandware Inc.	1,406,260	79,735	0.7%
*	Ultimate Software Group Inc.	370,429	75,697	0.7%
*	Cardtronics Inc.	2,099,536	72,434	0.6%
*	Euronet Worldwide Inc.	790,668	63,443	0.5%
*	Ciena Corp.	2,024,940	48,882	0.4%
*	WNS Holdings Ltd. ADR	1,339,252	45,628	0.4%
*	Ruckus Wireless Inc.	4,021,300	45,360	0.4%
*	First Solar Inc.	794,568	45,346	0.4%
*	Electronics For Imaging Inc.	953,915	44,300	0.4%
1	Information Services Group Inc.	1,993,189	7,315	0.1%
	Information Technology—Other †		1,964,427	17.2%
			2,678,497	23.4%
Materials
	Graphic Packaging Holding Co.	4,104,814	58,124	0.5%
	Materials—Other †		395,418	3.4%
			453,542	3.9%
Other
^,2	Vanguard Small-Cap Growth ETF	463,200	57,108	0.5%
3	Other—Other †		54,211	0.5%
			111,319	1.0%

Explorer Fund

				Market	Percentage
				Value•	of Net
			Shares	($000)	Assets
Telecommunication Services
* Vonage Holdings Corp.			8,809,501	53,474	0.5%
Telecommunication Services—Other †				53,177	0.4%
				106,651	0.9%

Utilities †				54,999	0.5%
Total Common Stocks (Cost $9,577,333)				11,162,018	97.6%[4]

	Coupon
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	0.207%		413,253,000	413,253	3.6%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement
Deutsche Bank Securities, Inc.
(Dated 10/30/15, Repurchase
Value $36,500,000, collateralized
by U.S. Treasury Note/Bond
0.750%–1.875%,
12/31/17–11/30/21, with
a value of $37,230,000)	0.090%	11/2/15	36,500	36,500	0.3%

7U.S. Government and Agency Obligations †				6,496	0.1%
Total Temporary Cash Investments (Cost $456,247)				456,249	4.0%[4]
Total Investments (Cost $10,033,580)				11,618,267	101.6%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				1,010
Receivables for Investment Securities Sold				129,289
Receivables for Accrued Income				2,089
Receivables for Capital Shares Issued				3,921
Other Assets				1,499
Total Other Assets				137,808	1.2%
Liabilities
Payables for Investment Securities Purchased				(129,123)
Collateral for Securities on Loan				(155,330)
Payables to Investment Advisor				(5,862)
Payables for Capital Shares Redeemed				(2,812)
Payables to Vanguard				(22,649)
Other Liabilities				(84)
Total Liabilities				(315,860)	(2.8%)
Net Assets				11,440,215	100.0%

Explorer Fund

At October 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	8,833,295
Undistributed Net Investment Income	9,215
Accumulated Net Realized Gains	1,011,299
Unrealized Appreciation (Depreciation)
Investment Securities	1,584,687
Futures Contracts	1,720
Foreign Currencies	(1)
Net Assets	11,440,215

Investor Shares—Net Assets
Applicable to 42,659,205 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,862,932
Net Asset Value Per Share—Investor Shares	$90.55

Admiral Shares—Net Assets
Applicable to 89,908,770 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,577,283
Net Asset Value Per Share—Admiral Shares	$84.28

  See Note A in Notes to Financial Statements.
  Non-income-producing security.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $146,323,000.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
  Includes restricted securities totaling $12,645,000, representing 0.1% of net assets.
  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 3.3%, respectively, of net assets.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $155,330,000 of collateral received for securities on loan.
  Securities with a value of $4,697,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.
  See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2015
($000)
Investment Income
Income
Dividends[1]	87,759
Interest	609
Securities Lending	4,020
Total Income	92,388
Expenses
Investment Advisory Fees—Note B
Basic Fee	26,817
Performance Adjustment	(2,046)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	11,150
Management and Administrative—Admiral Shares	9,550
Marketing and Distribution—Investor Shares	703
Marketing and Distribution—Admiral Shares	1,000
Custodian Fees	159
Auditing Fees	44
Shareholders’ Reports—Investor Shares	45
Shareholders’ Reports—Admiral Shares	63
Trustees’ Fees and Expenses	23
Total Expenses	47,508
Expenses Paid Indirectly	(240)
Net Expenses	47,268
Net Investment Income	45,120
Realized Net Gain (Loss)
Investment Securities Sold	1,142,929
Futures Contracts	13,672
Foreign Currencies	(21)
Realized Net Gain (Loss)	1,156,580
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,228,485)
Futures Contracts	(5,538)
Change in Unrealized Appreciation (Depreciation)	(1,234,023)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,323)
1 Dividends are net of foreign withholding taxes of $460,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,120	27,973
Realized Net Gain (Loss)	1,156,580	1,838,039
Change in Unrealized Appreciation (Depreciation)	(1,234,023)	(885,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,323)	980,052
Distributions
Net Investment Income
Investor Shares	(6,525)	(1,971)
Admiral Shares	(25,239)	(14,527)
Realized Capital Gain[1]
Investor Shares	(599,231)	(533,162)
Admiral Shares	(1,010,709)	(676,723)
Total Distributions	(1,641,704)	(1,226,383)
Capital Share Transactions
Investor Shares	(165,454)	(830,676)
Admiral Shares	987,026	1,300,061
Net Increase (Decrease) from Capital Share Transactions	821,572	469,385
Total Increase (Decrease)	(852,455)	223,054
Net Assets
Beginning of Period	12,292,670	12,069,616
End of Period[2]	11,440,215	12,292,670

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $198,950,000 and $192,517,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,215,000 and $546,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$105.28	$107.96	$78.03	$73.02	$66.02
Investment Operations
Net Investment Income	. 281.120		.219[1]	.108	.077
Net Realized and Unrealized Gain (Loss)
on Investments	(.900)	8.062	32.286	4.998	7.029
Total from Investment Operations	(.619)	8.182	32.505	5.106	7.106
Distributions
Dividends from Net Investment Income	(.152)	(.040)	(. 272)	(. 096)	(.106)
Distributions from Realized Capital Gains	(13.959)	(10.822)	(2.303)	—	—
Total Distributions	(14.111)	(10.862)	(2.575)	(. 096)	(.106)
Net Asset Value, End of Period	$90.55	$105.28	$107.96	$78.03	$73.02

Total Return[2]	-0.62%	8.20%	42.89%	7.00%	10.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,863	$4,623	$5,573	$5,008	$5,864
Ratio of Total Expenses to Average Net Assets[3]	0.48%	0.51%	0.50%	0.49%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.27%	0.12%	0.27%[1]	0.16%	0.12%
Portfolio Turnover Rate	62%	66%	65%	59%	89%[4]

1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.00%, (0.03%), and 0.00%.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$98.03	$100.54	$72.68	$68.04	$61.50
Investment Operations
Net Investment Income	. 402	. 302	. 375[1]	.236	.179
Net Realized and Unrealized Gain (Loss)
on Investments	(. 853)	7.466	30.019	4.621	6.550
Total from Investment Operations	(.451)	7.768	30.394	4.857	6.729
Distributions
Dividends from Net Investment Income	(.324)	(. 216)	(. 392)	(. 217)	(.189)
Distributions from Realized Capital Gains	(12.975)	(10.062)	(2.142)	—	—
Total Distributions	(13.299)	(10.278)	(2.534)	(.217)	(.189)
Net Asset Value, End of Period	$84.28	$98.03	$100.54	$72.68	$68.04

Total Return[2]	-0.48%	8.37%	43.13%	7.16%	10.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,577	$7,670	$6,497	$3,757	$3,288
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.35%	0.34%	0.32%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.41%	0.28%	0.43%[1]	0.33%	0.28%
Portfolio Turnover Rate	62%	66%	65%	59%	89%[4]

1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.00%, (0.03%), and 0.00%.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

Explorer Fund

charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company llp, Kalmar Investment Advisers, Granahan Investment Management, Inc., Stephens Investment Management Group, LLC, Century Capital Management, LLC, Chartwell Investment Partners, LLC, and Arrowpoint Asset Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp and Kalmar Investment Advisers are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for periods prior to November 1, 2013, and the current benchmark, a 50/50 blend of the Russell 2500 Growth Index and the Russell 2000 Growth Index, beginning November 1, 2013, for the preceding three years. The current benchmark will be fully phased in by October 31, 2016. The basic fee of Stephens Investment Management Group, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since October 31, 2013. The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance relative to a 50/50 blend of the Russell 2500 Index and the Russell 2500 Growth Index for the preceding three years. The basic fee of Chartwell Investment Partners, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years. The basic fee of Arrowpoint Asset Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since July 31, 2014.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $517,000 for the year ended October 31, 2015.

For the year ended October 31, 2015, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net decrease of $2,046,000 (0.02%) based on performance.

Explorer Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,010,000, representing 0.01% of the fund’s net assets and 0.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2015, these arrangements reduced the fund’s expenses by $240,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,043,628	112,685	5,705
Temporary Cash Investments	413,253	42,996	—
Futures Contracts—Assets[1]	16	—	—
Futures Contracts—Liabilities[1]	(84)	—	—
Total	11,456,813	155,681	5,705
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

F. At October 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	December 2015	347	50,017	1,438
E-mini Russell 2000 Index	December 2015	285	33,012	282
				1,720

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2015, the fund realized net foreign currency losses of $21,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2015, the fund realized gains on the sale of passive foreign investment companies of $25,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2015, had unrealized appreciation of $2,167,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,691,000 from undistributed net investment income, and $129,828,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2015, the fund had $110,183,000 of ordinary income and $965,113,000 of long-term capital gains available for distribution.

At October 31, 2015, the cost of investment securities for tax purposes was $10,065,790,000. Net unrealized appreciation of investment securities for tax purposes was $1,552,477,000, consisting of unrealized gains of $2,447,260,000 on securities that had risen in value since their purchase and $894,783,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2015, the fund purchased $7,371,537,000 of investment securities and sold $8,135,051,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	337,035	3,515	511,418	5,003
Issued in Lieu of Cash Distributions	596,496	6,570	528,322	5,327
Redeemed	(1,098,985)	(11,335)	(1,870,416)	(18,039)
Net Increase (Decrease)—Investor Shares	(165,454)	(1,250)	(830,676)	(7,709)
Admiral Shares
Issued	1,450,900	16,121	1,952,958	20,183
Issued in Lieu of Cash Distributions	983,181	11,649	653,398	7,085
Redeemed	(1,447,055)	(16,099)	(1,306,295)	(13,654)
Net Increase (Decrease) —Admiral Shares	987,026	11,671	1,300,061	13,614

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
American Woodmark Corp.	32,677	2,083	41,334	—	—	NA2
eHealth Inc.	36,335	—	1,891	—	—	16,496
H&E Equipment Services Inc.	NA3	54,096	16,218	961	—	35,355
Imprivata Inc.	—	22,835	—	—	—	16,426
Information Services Group Inc.	NA3	3,318	471	198	—	7,315
John Bean Technologies Corp.	NA4	9,376	13,770	541	—	NA4
MarineMax Inc.	NA [3]	24,533	552	—	—	21,376
Vanguard Small-Cap Growth ETF	57,914	—	—	918	—	57,108
Vanguard Market Liquidity Fund	453,977	NA5	NA5	560	—	413,253
Total	580,903			3,178	—	567,329

1 Includes net realized gain (loss) on affiliated investment securities sold of $21,901,000.

2 Not applicable—at October 31, 2015, the security was still held, but the issuer was no longer an affiliated company of the fund. 3 Not applicable—at October 31, 2014, the issuer was not an affiliated company of the fund.

4 Not applicable—at October 31, 2014, and October 31, 2015, the issuer was not an affiliated company of the fund, but it was affiliated during the year.

5 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 10, 2015

Special 2015 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,532,416,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $63,795,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 51.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares

Periods Ended October 31, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-0.62%	12.74%	7.63%
Returns After Taxes on Distributions	-4.07	11.23	6.37
Returns After Taxes on Distributions and Sale of Fund Shares	2.01	10.07	6.04

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2015	10/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$931.39	$2.24
Admiral Shares	1,000.00	932.09	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.49	1.73

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2015: $44,000
Fiscal Year Ended October 31, 2014: $43,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2015: $7,000,200
Fiscal Year Ended October 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2015: $2,899,096
Fiscal Year Ended October 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2015: $353,389
Fiscal Year Ended October 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2015: $202,313
Fiscal Year Ended October 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2015: $555,702
Fiscal Year Ended October 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® ExplorerTM Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)

Common Stocks (97.6%)[1]
Consumer Discretionary (18.0%)
*	IMAX Corp.	2,626,622	100,836
	DSW Inc. Class A	3,030,984	75,593
*	Urban Outfitters Inc.	2,601,099	74,391
*	Ulta Salon Cosmetics & Fragrance Inc.	366,924	63,830
*	LKQ Corp.	2,003,098	59,312
	CalAtlantic Group Inc.	1,282,067	48,834
	Texas Roadhouse Inc. Class A	1,345,555	46,220
*	Tenneco Inc.	769,577	43,550
*	CarMax Inc.	727,850	42,950
	La-Z-Boy Inc.	1,488,900	42,508
*	Grand Canyon Education Inc.	1,022,680	42,503
	Tractor Supply Co.	448,730	41,458
	Wolverine World Wide Inc.	2,204,394	40,936
	Service Corp. International	1,418,665	40,092
	Brunswick Corp.	744,014	40,035
*	G-III Apparel Group Ltd.	701,605	38,651
*,^	DreamWorks Animation SKG Inc. Class A	1,886,330	38,179
	Lennar Corp. Class A	758,685	37,987
	Cinemark Holdings Inc.	1,039,030	36,823
	HSN Inc.	592,180	36,626
*	Tumi Holdings Inc.	2,229,289	35,736
	Cheesecake Factory Inc.	733,448	35,352
	New York Times Co. Class A	2,623,026	34,834
*	Live Nation Entertainment Inc.	1,231,980	33,608
*	Five Below Inc.	968,596	33,262
	Hanesbrands Inc.	1,011,000	32,291
	Chico's FAS Inc.	2,272,200	31,402
	Churchill Downs Inc.	211,018	30,984
	Sonic Corp.	1,055,518	30,125
*	Michaels Cos. Inc.	1,233,845	28,847
*	Jarden Corp.	636,327	28,508
	Bloomin' Brands Inc.	1,674,600	28,418
	National CineMedia Inc.	1,952,806	27,730
*	Burlington Stores Inc.	566,807	27,252
^	MDC Partners Inc. Class A	1,158,487	24,073
^	Pier 1 Imports Inc.	3,142,020	23,314
*	Gentherm Inc.	453,806	22,309
*,2	MarineMax Inc.	1,352,926	21,376
*	Buffalo Wild Wings Inc.	135,310	20,874
	Columbia Sportswear Co.	360,623	19,780
*	Express Inc.	910,755	17,578
*	lululemon athletica Inc.	351,700	17,293
	Williams-Sonoma Inc.	218,664	16,127
*	Steven Madden Ltd.	440,442	15,349
*	Netflix Inc.	139,300	15,097
	Papa John's International Inc.	213,152	14,957
*	Bright Horizons Family Solutions Inc.	233,410	14,943
	Sotheby's	431,229	14,942
	Callaway Golf Co.	1,493,571	14,861
	Carter's Inc.	153,908	13,987
*	Sally Beauty Holdings Inc.	593,344	13,950
*	Boyd Gaming Corp.	696,938	13,932
	Ross Stores Inc.	270,800	13,697
*	Red Robin Gourmet Burgers Inc.	169,986	12,730
*	ServiceMaster Global Holdings Inc.	353,300	12,595
*,^	Dorman Products Inc.	251,972	11,762
*	2U Inc.	535,675	11,239
	Harman International Industries Inc.	99,200	10,908
*	Chipotle Mexican Grill Inc. Class A	16,500	10,564
*	Shutterfly Inc.	235,995	9,843
*	Cabela's Inc.	250,887	9,827

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Krispy Kreme Doughnuts Inc.	667,517	9,138
*	Hibbett Sports Inc.	225,950	7,719
*	Crocs Inc.	662,932	7,160
	Aaron's Inc.	283,653	6,998
*	Chuy's Holdings Inc.	239,367	6,513
*	La Quinta Holdings Inc.	426,322	6,459
	Dunkin' Brands Group Inc.	153,194	6,344
*	Skechers U.S.A. Inc. Class A	183,825	5,735
	ClubCorp Holdings Inc.	271,000	5,539
	Nexstar Broadcasting Group Inc. Class A	98,200	5,227
*	NVR Inc.	2,890	4,733
	Foot Locker Inc.	69,000	4,675
	Lithia Motors Inc. Class A	39,800	4,672
	Tribune Publishing Co.	468,938	4,427
	Leggett & Platt Inc.	93,500	4,210
*	Kona Grill Inc.	301,564	4,147
	Vail Resorts Inc.	35,600	4,065
*	Potbelly Corp.	360,300	4,035
*	Ascena Retail Group Inc.	290,730	3,873
*	Deckers Outdoor Corp.	66,875	3,722
	Monro Muffler Brake Inc.	48,260	3,579
*	Under Armour Inc. Class A	35,749	3,399
*	American Axle & Manufacturing Holdings Inc.	153,100	3,393
	Interpublic Group of Cos. Inc.	140,000	3,210
	American Eagle Outfitters Inc.	208,100	3,180
*	Pinnacle Entertainment Inc.	90,800	3,179
*	Francesca's Holdings Corp.	219,000	3,112
	Jack in the Box Inc.	41,100	3,063
	Polaris Industries Inc.	26,595	2,988
*	Performance Sports Group Ltd.	260,000	2,985
	Cooper Tire & Rubber Co.	71,300	2,980
	Brinker International Inc.	64,199	2,922
*,^	GoPro Inc. Class A	112,500	2,813
*	Strayer Education Inc.	51,300	2,715
*	Isle of Capri Casinos Inc.	140,300	2,684
^	World Wrestling Entertainment Inc. Class A	148,200	2,642
^	Outerwall Inc.	43,721	2,623
*	Penn National Gaming Inc.	145,800	2,604
*	BJ's Restaurants Inc.	60,652	2,604
	Big Lots Inc.	51,700	2,383
	Pool Corp.	29,132	2,375
	Cato Corp. Class A	61,200	2,311
	Cracker Barrel Old Country Store Inc.	15,700	2,158
	Nutrisystem Inc.	93,200	2,156
*	Denny's Corp.	196,300	2,151
*,^	Zoe's Kitchen Inc.	61,723	2,125
*	Skullcandy Inc.	372,000	2,083
	Caleres Inc.	62,900	1,922
	AMC Entertainment Holdings Inc.	64,400	1,763
*	Select Comfort Corp.	82,800	1,755
*	Build-A-Bear Workshop Inc.	100,800	1,568
*	Fiesta Restaurant Group Inc.	44,000	1,556
*	MSG Networks Inc.	75,100	1,541
	Dick's Sporting Goods Inc.	32,800	1,461
*	Diamond Resorts International Inc.	51,200	1,456
*	Gray Television Inc.	89,200	1,417
	DR Horton Inc.	47,000	1,384
^	PetMed Express Inc.	81,900	1,378
	Bassett Furniture Industries Inc.	31,800	1,016
*	ZAGG Inc.	113,100	959
	Culp Inc.	30,700	921
*	Tower International Inc.	28,700	788
*,^	Jamba Inc.	53,500	709
*	Dave & Buster's Entertainment Inc.	16,000	617

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	Morningstar Inc.	5,600	460
*	MCBC Holdings Inc.	25,900	341
*	Madison Square Garden Co. Class A	1,400	250
	Domino's Pizza Inc.	2,342	250
	Cablevision Systems Corp. Class A	7,600	248
*	Reading International Inc. Class A	10,900	169
			2,055,307
Consumer Staples (2.1%)
*	TreeHouse Foods Inc.	588,705	50,417
	Greencore Group plc	7,698,341	35,805
*	United Natural Foods Inc.	583,474	29,436
^	Sanderson Farms Inc.	349,567	24,298
	Casey's General Stores Inc.	168,512	17,899
*	Performance Food Group Co.	750,819	17,096
*	Monster Beverage Corp.	90,400	12,323
	Snyder's-Lance Inc.	301,341	10,710
*	WhiteWave Foods Co. Class A	140,100	5,741
*	Natural Grocers by Vitamin Cottage Inc.	183,700	4,400
	PriceSmart Inc.	40,260	3,462
	Inter Parfums Inc.	121,000	3,342
	Dean Foods Co.	170,400	3,086
^	Cal-Maine Foods Inc.	56,300	3,010
*	Boulder Brands Inc.	337,575	2,991
*	Boston Beer Co. Inc. Class A	12,857	2,823
	Ingles Markets Inc. Class A	51,300	2,562
^	Pilgrim's Pride Corp.	131,586	2,499
*	USANA Health Sciences Inc.	18,700	2,405
*	Herbalife Ltd.	17,200	964
	Coca-Cola Bottling Co. Consolidated	3,100	655
*	SUPERVALU Inc.	69,000	453
*	Central Garden & Pet Co. Class A	15,800	267
	Coty Inc. Class A	9,100	263
			236,907
Energy (3.2%)
^	Core Laboratories NV	414,157	48,179
	Ensco plc Class A	2,085,600	34,684
	Energen Corp.	565,660	32,893
	Patterson-UTI Energy Inc.	2,124,550	31,635
*	Matador Resources Co.	1,211,823	31,156
	Superior Energy Services Inc.	1,831,100	25,928
^	Veresen Inc.	2,782,700	24,218
	Cabot Oil & Gas Corp.	853,775	18,535
*	Gulfport Energy Corp.	482,265	14,695
	Scorpio Tankers Inc.	1,578,254	14,394
*	RigNet Inc.	444,538	13,336
*	Diamondback Energy Inc.	152,310	11,247
*	Carrizo Oil & Gas Inc.	234,780	8,835
	Atwood Oceanics Inc.	418,940	6,933
	RPC Inc.	597,350	6,589
*	Rice Energy Inc.	415,300	6,337
	Oceaneering International Inc.	146,200	6,143
*	Bonanza Creek Energy Inc.	917,680	5,222
*	Dril-Quip Inc.	64,914	3,996
	Range Resources Corp.	122,600	3,732
*	Southwestern Energy Co.	333,605	3,683
*	Forum Energy Technologies Inc.	249,800	3,310
	Western Refining Inc.	75,700	3,151
	Teekay Corp.	51,800	1,664
	Nabors Industries Ltd.	113,400	1,139
*,^	Basic Energy Services Inc.	295,000	1,094
*	REX American Resources Corp.	8,367	459
	SemGroup Corp. Class A	7,300	332
			363,519

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
Financials (8.6%)
	Nasdaq Inc.	1,334,067	77,229
*	MGIC Investment Corp.	6,596,537	62,007
*	Affiliated Managers Group Inc.	334,311	60,263
	Assured Guaranty Ltd.	1,716,440	47,099
	MarketAxess Holdings Inc.	443,950	44,977
	PacWest Bancorp	951,226	42,843
	Zions Bancorporation	1,378,500	39,659
	Assurant Inc.	450,083	36,695
	Redwood Trust Inc.	2,594,020	34,449
	MFA Financial Inc.	4,857,005	33,610
	First American Financial Corp.	846,900	32,292
^	Financial Engines Inc.	844,228	27,150
	WisdomTree Investments Inc.	1,388,511	26,701
*	Signature Bank	177,052	26,367
*	Encore Capital Group Inc.	598,229	24,348
	Solar Capital Ltd.	1,370,110	23,717
	Pebblebrook Hotel Trust	686,119	23,452
*	First BanCorp	6,085,657	23,065
*	PRA Group Inc.	362,395	19,859
	Evercore Partners Inc. Class A	333,180	17,992
	Cohen & Steers Inc.	549,127	16,798
*,2	eHealth Inc.	1,380,405	16,496
*	Texas Capital Bancshares Inc.	273,855	15,117
	STAG Industrial Inc.	720,900	14,793
*	SVB Financial Group	107,200	13,086
	Wintrust Financial Corp.	228,695	11,547
^	LPL Financial Holdings Inc.	270,043	11,504
	Opus Bank	279,824	10,423
	Cardinal Financial Corp.	430,109	9,776
	Bank of the Ozarks Inc.	193,353	9,672
	Hancock Holding Co.	313,800	8,661
	PrivateBancorp Inc.	205,986	8,616
*	Customers Bancorp Inc.	310,300	8,533
	QTS Realty Trust Inc. Class A	197,046	8,475
*	Hilltop Holdings Inc.	397,800	8,342
	State Bank Financial Corp.	329,679	7,055
*	Cowen Group Inc. Class A	1,601,278	6,741
	Terreno Realty Corp.	221,284	4,952
	Och-Ziff Capital Management Group LLC Class A	690,884	4,836
	EastGroup Properties Inc.	83,748	4,703
	Lazard Ltd. Class A	90,900	4,211
*	Pacific Premier Bancorp Inc.	197,000	4,206
	National Storage Affiliates Trust	272,417	4,097
	Extra Space Storage Inc.	51,100	4,049
*	LendingTree Inc.	31,000	3,762
*	Walker & Dunlop Inc.	104,400	3,029
	Universal Insurance Holdings Inc.	94,820	2,992
	Jones Lang LaSalle Inc.	16,500	2,751
	Legg Mason Inc.	60,000	2,685
	Lamar Advertising Co. Class A	47,200	2,664
*,^	Credit Acceptance Corp.	14,017	2,650
*	INTL. FCStone Inc.	78,000	2,495
*,^	World Acceptance Corp.	53,776	2,050
	Investar Holding Corp.	128,006	2,021
	Ryman Hospitality Properties Inc.	37,700	1,983
	CoreSite Realty Corp.	33,000	1,813
	Omega Healthcare Investors Inc.	44,000	1,519
	DuPont Fabros Technology Inc.	46,600	1,495
*	Marcus & Millichap Inc.	32,100	1,399
	Federal Realty Investment Trust	8,700	1,248
*	Heritage Insurance Holdings Inc.	51,700	1,144
	CyrusOne Inc.	31,800	1,122
	Sovran Self Storage Inc.	9,600	959

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	OM Asset Management plc	57,900	879
	Kearny Financial Corp.	71,207	851
*,^	Impac Mortgage Holdings Inc.	36,600	818
	HFF Inc. Class A	16,400	566
	HCI Group Inc.	11,900	519
	Universal Health Realty Income Trust	7,000	348
	AmTrust Financial Services Inc.	4,400	300
*	Realogy Holdings Corp.	4,900	192
			984,717
Health Care (17.8%)
	West Pharmaceutical Services Inc.	1,576,659	94,615
*	Globus Medical Inc.	3,464,222	77,425
*	Alkermes plc	983,242	70,715
	Cooper Cos. Inc.	417,855	63,664
*	Ligand Pharmaceuticals Inc.	568,264	51,343
	Universal Health Services Inc. Class B	405,423	49,498
*	Insulet Corp.	1,645,667	49,205
*	ICON plc	758,747	48,461
*	Allscripts Healthcare Solutions Inc.	3,424,420	48,147
*	Team Health Holdings Inc.	769,295	45,904
*	WellCare Health Plans Inc.	490,740	43,480
	ResMed Inc.	754,189	43,449
*	Cepheid	1,286,860	42,981
	Teleflex Inc.	321,500	42,760
*	Akorn Inc.	1,554,484	41,567
*	Align Technology Inc.	626,016	40,979
*	ABIOMED Inc.	523,804	38,583
*	Medivation Inc.	866,055	36,426
*	Sirona Dental Systems Inc.	316,945	34,588
*	LifePoint Health Inc.	493,171	33,970
*	AMN Healthcare Services Inc.	1,164,733	33,043
*	Surgical Care Affiliates Inc.	1,093,600	32,382
*	Acadia Healthcare Co. Inc.	517,006	31,749
	Kindred Healthcare Inc.	2,315,729	31,031
*	Bruker Corp.	1,606,950	29,520
*	Alnylam Pharmaceuticals Inc.	314,110	26,998
*	QIAGEN NV	1,051,000	25,403
*	Bio-Rad Laboratories Inc. Class A	180,240	25,140
*	Jazz Pharmaceuticals plc	176,810	24,272
*	PharMerica Corp.	784,326	22,408
*	Isis Pharmaceuticals Inc.	417,585	20,107
*	Masimo Corp.	494,801	19,634
*	Portola Pharmaceuticals Inc. Class A	396,200	18,863
*	Medidata Solutions Inc.	426,757	18,351
*	NuVasive Inc.	369,510	17,426
*	LDR Holding Corp.	684,129	17,308
*	athenahealth Inc.	109,720	16,727
*	Hologic Inc.	428,100	16,636
*	Cynosure Inc. Class A	440,300	16,573
*,2	Imprivata Inc.	1,522,300	16,426
*	INC Research Holdings Inc. Class A	392,381	16,366
*	Nektar Therapeutics	1,357,700	16,116
*	Anacor Pharmaceuticals Inc.	137,122	15,414
*	Neogen Corp.	284,050	15,353
*	Charles River Laboratories International Inc.	229,925	15,000
*	Molina Healthcare Inc.	240,475	14,909
*	Spectranetics Corp.	1,206,792	14,747
*	IDEXX Laboratories Inc.	212,300	14,568
*	Cerner Corp.	213,700	14,166
*	Envision Healthcare Holdings Inc.	502,297	14,165
*	Zeltiq Aesthetics Inc.	417,890	14,100
*	Illumina Inc.	97,200	13,927
*	Luminex Corp.	743,030	13,523
*	Pacira Pharmaceuticals Inc.	259,114	12,943

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
	CONMED Corp.	308,297	12,505
*,^	Adeptus Health Inc. Class A	185,683	12,049
*	VCA Inc.	218,811	11,984
*	Cardiovascular Systems Inc.	804,000	11,015
*	LHC Group Inc.	239,090	10,775
*	Greatbatch Inc.	191,033	10,211
*	Acceleron Pharma Inc.	322,000	10,050
*	AMAG Pharmaceuticals Inc.	250,000	10,000
*	Tetraphase Pharmaceuticals Inc.	1,093,141	9,871
*	Sage Therapeutics Inc.	192,291	9,659
*	Brookdale Senior Living Inc.	451,837	9,448
*	Dyax Corp.	314,342	8,654
*	Prestige Brands Holdings Inc.	172,825	8,470
*,^	Cempra Inc.	380,000	8,436
*	HealthEquity Inc.	257,525	8,424
*	Sucampo Pharmaceuticals Inc. Class A	411,300	7,963
*	Cambrex Corp.	163,392	7,511
*	PTC Therapeutics Inc.	300,527	7,474
*	HMS Holdings Corp.	684,055	7,203
*	Inogen Inc.	166,788	7,129
*	Omnicell Inc.	260,878	7,096
*	ExamWorks Group Inc.	245,000	6,919
*	Quidel Corp.	334,503	6,429
*	Intuitive Surgical Inc.	12,300	6,108
*	Inovalon Holdings Inc. Class A	262,400	6,048
*	TESARO Inc.	132,378	6,019
*	NxStage Medical Inc.	358,305	5,987
*	Myriad Genetics Inc.	140,900	5,688
*	Evolent Health Inc. Class A	433,180	5,566
*	Mettler-Toledo International Inc.	16,309	5,072
*	Bluebird Bio Inc.	64,489	4,974
*	Centene Corp.	80,000	4,758
*	Horizon Pharma plc	279,530	4,394
*,^	OvaScience Inc.	336,679	4,367
*	United Therapeutics Corp.	29,200	4,282
*,^	Esperion Therapeutics Inc.	173,000	4,152
*	Revance Therapeutics Inc.	100,994	3,956
*	Endologix Inc.	456,395	3,898
*	Intersect ENT Inc.	195,898	3,753
*	Chimerix Inc.	94,906	3,718
*	Enanta Pharmaceuticals Inc.	129,000	3,624
*	Quintiles Transnational Holdings Inc.	56,700	3,609
*	Natus Medical Inc.	76,300	3,474
*	Juno Therapeutics Inc.	67,075	3,472
*	Novadaq Technologies Inc.	263,528	3,439
*	Repligen Corp.	102,073	3,393
*	PAREXEL International Corp.	52,400	3,307
*,^	AAC Holdings Inc.	139,500	3,236
*	Neurocrine Biosciences Inc.	64,365	3,160
*	ICU Medical Inc.	27,400	3,013
*	Amedisys Inc.	71,800	2,842
*	Infinity Pharmaceuticals Inc.	252,700	2,615
*	DBV Technologies SA ADR	73,937	2,563
*	Merrimack Pharmaceuticals Inc.	265,400	2,479
	Quality Systems Inc.	173,100	2,432
*	PRA Health Sciences Inc.	67,300	2,358
*	Flamel Technologies SA ADR	140,500	2,301
	Ensign Group Inc.	53,000	2,234
*	Affymetrix Inc.	235,100	2,163
*	Atara Biotherapeutics Inc.	80,449	2,073
*	FibroGen Inc.	88,300	2,058
	Hill-Rom Holdings Inc.	35,100	1,849
*	Incyte Corp.	15,000	1,763
*	Lannett Co. Inc.	38,600	1,728

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Array BioPharma Inc.	331,600	1,698
*	Zafgen Inc.	154,597	1,489
*	Depomed Inc.	81,500	1,426
	Phibro Animal Health Corp. Class A	34,700	1,158
*	Exact Sciences Corp.	128,518	1,071
*	Emergent BioSolutions Inc.	30,300	974
*	Cytokinetics Inc.	88,400	761
*	NewLink Genetics Corp.	18,800	719
*	CTI BioPharma Corp.	425,400	566
*	Halozyme Therapeutics Inc.	27,800	435
*	Orexigen Therapeutics Inc.	128,600	391
*	Spectrum Pharmaceuticals Inc.	71,000	370
*	Veeva Systems Inc. Class A	11,900	302
*	Cross Country Healthcare Inc.	20,000	270
*	Momenta Pharmaceuticals Inc.	12,600	207
*	RTI Surgical Inc.	43,200	182
*	Eagle Pharmaceuticals Inc.	2,800	178
*	Rigel Pharmaceuticals Inc.	62,000	157
			2,032,608
Industrials (18.2%)
*	Clean Harbors Inc.	1,366,739	63,540
*	Advisory Board Co.	1,443,673	63,276
*	Hub Group Inc. Class A	1,580,870	63,203
*	WageWorks Inc.	1,261,310	60,568
*	On Assignment Inc.	1,244,212	56,126
	ManpowerGroup Inc.	598,740	54,952
	John Bean Technologies Corp.	1,217,303	54,608
	AO Smith Corp.	692,600	53,206
	MSC Industrial Direct Co. Inc. Class A	824,179	51,734
	Waste Connections Inc.	925,330	50,412
*	Genesee & Wyoming Inc. Class A	713,530	47,878
	Acuity Brands Inc.	206,325	45,103
*	Armstrong World Industries Inc.	870,810	43,210
*	IHS Inc. Class A	345,400	41,289
	Owens Corning	886,000	40,340
	AMETEK Inc.	708,590	38,845
	Pentair plc	688,910	38,524
	HEICO Corp. Class A	881,572	38,507
	Aircastle Ltd.	1,696,800	38,449
*	Teledyne Technologies Inc.	424,543	37,882
	Watts Water Technologies Inc. Class A	695,669	37,872
	GATX Corp.	794,000	37,080
*	Stericycle Inc.	303,440	36,829
*	Middleby Corp.	312,671	36,564
	Curtiss-Wright Corp.	523,700	36,429
2	H&E Equipment Services Inc.	1,830,925	35,355
	Equifax Inc.	326,615	34,807
*,^	Generac Holdings Inc.	1,040,950	32,852
	Carlisle Cos. Inc.	370,015	32,191
	Landstar System Inc.	501,680	31,626
	Ryder System Inc.	438,030	31,442
*	WESCO International Inc.	642,225	31,424
	EnerSys	480,655	29,315
*	Trex Co. Inc.	739,145	28,878
*	RBC Bearings Inc.	407,194	27,848
*	TrueBlue Inc.	903,025	26,161
*	Swift Transportation Co.	1,532,870	23,959
	CEB Inc.	314,905	23,542
	Advanced Drainage Systems Inc.	692,152	21,747
	Kennametal Inc.	766,599	21,557
	Watsco Inc.	167,780	20,642
*	Proto Labs Inc.	307,711	19,952
*	TASER International Inc.	801,536	18,764
*	JetBlue Airways Corp.	718,100	17,838

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	United Rentals Inc.	233,376	17,471
	Herman Miller Inc.	534,247	16,952
	Tennant Co.	282,131	16,341
	Flowserve Corp.	342,870	15,895
*	Quanta Services Inc.	778,920	15,664
	Apogee Enterprises Inc.	307,976	15,254
^	Greenbrier Cos. Inc.	397,774	15,131
*	Old Dominion Freight Line Inc.	225,669	13,978
*	Hawaiian Holdings Inc.	397,532	13,794
*	Verisk Analytics Inc. Class A	192,200	13,763
	Kaman Corp.	350,827	13,644
	Forward Air Corp.	290,291	13,168
*	Rush Enterprises Inc. Class A	484,433	11,810
	Mobile Mini Inc.	331,900	11,364
*	DXP Enterprises Inc.	366,286	11,084
	Albany International Corp.	275,600	10,354
*	Saia Inc.	432,676	10,215
	Heartland Express Inc.	503,737	9,485
*	NCI Building Systems Inc.	885,265	9,260
	Celadon Group Inc.	524,698	7,598
*	Kirby Corp.	103,341	6,747
*	Sensata Technologies Holding NV	133,861	6,437
	Knight Transportation Inc.	237,580	6,039
	Woodward Inc.	123,955	5,640
*	TriNet Group Inc.	287,224	5,452
*	FTI Consulting Inc.	158,850	5,402
	Alaska Air Group Inc.	70,448	5,372
*	Astronics Corp.	141,911	5,366
	Ritchie Bros Auctioneers Inc.	201,666	5,237
	Cintas Corp.	50,800	4,729
	JB Hunt Transport Services Inc.	59,500	4,544
	Lennox International Inc.	34,000	4,516
*	Spirit AeroSystems Holdings Inc. Class A	84,900	4,478
	Huntington Ingalls Industries Inc.	36,900	4,426
	Exponent Inc.	77,544	3,987
	Robert Half International Inc.	74,700	3,934
*	Echo Global Logistics Inc.	164,500	3,913
*	Dycom Industries Inc.	46,700	3,553
	Korn/Ferry International	91,500	3,328
	Comfort Systems USA Inc.	102,300	3,266
*,^	Power Solutions International Inc.	169,200	3,052
*	American Woodmark Corp.	41,600	3,024
*	Wabash National Corp.	249,600	2,988
*,^	Virgin America Inc.	82,900	2,952
	Deluxe Corp.	49,209	2,930
*	Roadrunner Transportation Systems Inc.	270,570	2,879
	Donaldson Co. Inc.	92,468	2,793
	Pitney Bowes Inc.	131,300	2,711
	Allison Transmission Holdings Inc.	93,100	2,672
	Lincoln Electric Holdings Inc.	44,300	2,650
	Graco Inc.	33,600	2,466
	KAR Auction Services Inc.	61,582	2,365
*	Meritor Inc.	201,200	2,187
*	CAI International Inc.	155,622	1,808
	General Cable Corp.	116,900	1,799
	Allegion plc	24,800	1,616
*	Aerojet Rocketdyne Holdings Inc.	92,500	1,567
	ITT Corp.	38,700	1,532
	Global Brass & Copper Holdings Inc.	49,300	1,109
*	Astronics Corp. Class B	21,286	793
	Interface Inc. Class A	38,500	753
*	PAM Transportation Services Inc.	17,400	621
*	Hudson Technologies Inc.	180,507	619
	Griffon Corp.	25,500	438

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Lydall Inc.	12,400	424
	Heidrick & Struggles International Inc.	6,800	181
	Primoris Services Corp.	5,300	106
			2,083,952
Information Technology (23.4%)
*	Alliance Data Systems Corp.	320,173	95,191
*	Cadence Design Systems Inc.	4,083,664	90,739
*	Demandware Inc.	1,406,260	79,735
*	Ultimate Software Group Inc.	370,429	75,697
*	Cardtronics Inc.	2,099,536	72,434
*	Euronet Worldwide Inc.	790,668	63,443
*	Ciena Corp.	2,024,940	48,882
*	WNS Holdings Ltd. ADR	1,339,252	45,628
*	Ruckus Wireless Inc.	4,021,300	45,360
*	First Solar Inc.	794,568	45,346
*	Electronics For Imaging Inc.	953,915	44,300
*	comScore Inc.	1,006,440	43,056
*	ON Semiconductor Corp.	3,866,460	42,531
*	CoStar Group Inc.	201,157	40,849
*	TiVo Inc.	4,489,790	40,767
*	Acxiom Corp.	1,835,750	40,607
	Teradyne Inc.	2,070,455	40,415
	Convergys Corp.	1,545,537	39,674
*	SPS Commerce Inc.	548,023	39,359
*,^	SunPower Corp. Class A	1,460,310	39,195
	Methode Electronics Inc.	1,170,625	39,017
	Power Integrations Inc.	764,610	38,697
*	WEX Inc.	425,270	38,236
*	Entegris Inc.	2,743,916	35,204
	Belden Inc.	539,885	34,569
*	Red Hat Inc.	426,100	33,709
*	VeriFone Systems Inc.	1,104,110	33,278
*	Super Micro Computer Inc.	1,124,259	31,715
	SS&C Technologies Holdings Inc.	422,511	31,329
*	Integrated Device Technology Inc.	1,184,974	30,217
*	Verint Systems Inc.	631,690	30,056
*	F5 Networks Inc.	268,435	29,582
*	Manhattan Associates Inc.	384,531	28,013
*	Proofpoint Inc.	389,993	27,471
*	Cavium Inc.	377,036	26,751
*,^	Stratasys Ltd.	1,017,466	25,945
	j2 Global Inc.	328,847	25,502
*	Gigamon Inc.	949,485	24,905
	Atmel Corp.	3,060,450	23,259
*	Zebra Technologies Corp.	300,890	23,138
*	Microsemi Corp.	620,970	22,361
*	Guidewire Software Inc.	379,919	22,123
*	Infoblox Inc.	1,302,700	21,247
	Heartland Payment Systems Inc.	279,582	20,689
*	Inphi Corp.	662,446	19,721
*	Qlik Technologies Inc.	625,352	19,617
*	Infinera Corp.	987,248	19,508
	Intersil Corp. Class A	1,432,495	19,410
*	Palo Alto Networks Inc.	120,301	19,368
*	Pandora Media Inc.	1,635,750	18,828
*	Tyler Technologies Inc.	109,900	18,723
*	M/A-COM Technology Solutions Holdings Inc.	545,812	18,416
*	Imperva Inc.	259,900	18,354
	FLIR Systems Inc.	684,855	18,265
*	Mellanox Technologies Ltd.	387,600	18,260
*	Silicon Laboratories Inc.	364,188	18,199
*	Bankrate Inc.	1,491,275	17,701
	FactSet Research Systems Inc.	98,650	17,276
	Cognex Corp.	442,143	16,625

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	PROS Holdings Inc.	682,600	16,396
*	PTC Inc.	456,554	16,180
*	Fleetmatics Group plc	289,917	16,137
*	Radware Ltd.	1,080,500	16,110
*,^	CyberArk Software Ltd.	323,918	16,079
*	Trimble Navigation Ltd.	695,670	15,827
*,^	VASCO Data Security International Inc.	818,903	15,567
*	Gartner Inc.	161,360	14,631
*	SolarWinds Inc.	250,552	14,540
*	Aspen Technology Inc.	348,130	14,409
*	Syntel Inc.	303,544	14,279
	Brooks Automation Inc.	1,280,383	14,135
*	Paycom Software Inc.	347,787	13,219
*	Constant Contact Inc.	485,665	12,676
	Monolithic Power Systems Inc.	202,947	12,668
*	Fortinet Inc.	343,300	11,796
*	BroadSoft Inc.	352,800	11,279
*	Akamai Technologies Inc.	182,017	11,070
	Microchip Technology Inc.	222,000	10,720
*	Virtusa Corp.	185,500	10,653
	Solera Holdings Inc.	188,068	10,280
	MAXIMUS Inc.	142,194	9,698
	MercadoLibre Inc.	97,700	9,611
*	Progress Software Corp.	380,000	9,226
	Littelfuse Inc.	87,500	8,744
*	LivePerson Inc.	1,119,006	8,728
*	Finisar Corp.	741,500	8,431
*,^	InvenSense Inc.	691,900	8,247
*,^	Arista Networks Inc.	122,654	7,912
*	Envestnet Inc.	264,300	7,892
*	LinkedIn Corp. Class A	31,062	7,482
*	Diodes Inc.	323,485	7,408
*,^	Cimpress NV	93,675	7,391
*	HubSpot Inc.	142,000	7,367
2	Information Services Group Inc.	1,993,189	7,315
*	Rackspace Hosting Inc.	275,225	7,115
*	Tableau Software Inc. Class A	84,000	7,053
*	EPAM Systems Inc.	86,600	6,699
	FEI Co.	92,300	6,663
*	Perficient Inc.	395,000	6,604
	Cypress Semiconductor Corp.	613,680	6,468
*	II-VI Inc.	342,766	6,211
*	HomeAway Inc.	193,200	6,097
*	Qualys Inc.	168,600	5,955
*	Paylocity Holding Corp.	172,213	5,781
*	IPG Photonics Corp.	69,729	5,761
*	Synchronoss Technologies Inc.	162,900	5,731
*	Cvent Inc.	177,575	5,613
	National Instruments Corp.	183,000	5,576
*	ANSYS Inc.	56,200	5,356
*	Semtech Corp.	302,677	5,297
*	ChannelAdvisor Corp.	601,555	5,246
*	FireEye Inc.	199,100	5,206
	Broadridge Financial Solutions Inc.	83,200	4,957
*	Nimble Storage Inc.	214,300	4,843
	CDW Corp.	103,600	4,630
	DST Systems Inc.	31,896	3,896
	Monotype Imaging Holdings Inc.	141,638	3,872
*,^	Allot Communications Ltd.	685,200	3,810
	Booz Allen Hamilton Holding Corp. Class A	129,141	3,805
	Blackbaud Inc.	60,600	3,799
*	AVG Technologies NV	152,972	3,625
*	RealPage Inc.	214,029	3,617
*	OSI Systems Inc.	40,000	3,447

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Market
			Value
		Shares	($000)
*	Blackhawk Network Holdings Inc.	79,400	3,381
*	Bottomline Technologies de Inc.	121,175	3,354
	Jack Henry & Associates Inc.	39,100	3,024
	Avnet Inc.	64,200	2,917
	EarthLink Holdings Corp.	340,200	2,909
*	Sykes Enterprises Inc.	100,100	2,903
*	MicroStrategy Inc. Class A	16,500	2,839
	CSG Systems International Inc.	81,100	2,718
*,^	Rapid7 Inc.	130,000	2,673
*	ARRIS Group Inc.	91,432	2,584
*,^	Shutterstock Inc.	89,540	2,550
*	Cree Inc.	101,000	2,544
*	Descartes Systems Group Inc.	142,534	2,493
*,^	Advanced Micro Devices Inc.	1,114,700	2,363
	Leidos Holdings Inc.	44,400	2,334
*	Plexus Corp.	65,500	2,268
	Skyworks Solutions Inc.	28,100	2,170
*,^	Care.com Inc.	341,386	2,052
	Brocade Communications Systems Inc.	184,500	1,923
	QAD Inc. Class A	68,000	1,737
*	Everi Holdings Inc.	323,879	1,516
*,^	Ambarella Inc.	29,725	1,470
*	Callidus Software Inc.	83,000	1,442
	Science Applications International Corp.	28,600	1,312
*	Synaptics Inc.	15,200	1,293
*	Glu Mobile Inc.	302,600	1,247
	Hackett Group Inc.	81,800	1,217
	Jabil Circuit Inc.	52,800	1,213
	Diebold Inc.	29,700	1,095
*	Yodlee Inc.	54,944	922
*,^	Angie's List Inc.	101,700	786
*	Unisys Corp.	56,300	754
*	Quantum Corp.	834,891	701
	Global Payments Inc.	5,000	682
*	ePlus Inc.	7,800	659
*	Digimarc Corp.	28,375	637
	TeleTech Holdings Inc.	19,600	570
*	Advanced Energy Industries Inc.	19,500	551
*	Cirrus Logic Inc.	17,000	524
*	ShoreTel Inc.	47,000	444
*	WebMD Health Corp.	9,300	378
*	A10 Networks Inc.	51,200	368
*	Extreme Networks Inc.	100,200	360
*	Barracuda Networks Inc.	11,600	223
*	FARO Technologies Inc.	6,538	221
*	GoDaddy Inc. Class A	7,800	214
*	Xcerra Corp.	27,500	191
*	Lionbridge Technologies Inc.	29,600	160
*	Solium Capital Inc.	25,800	150
*	Guidance Software Inc.	23,600	133
			2,678,497
Materials (3.9%)
	Graphic Packaging Holding Co.	4,104,814	58,124
	PolyOne Corp.	1,257,350	42,046
	Smurfit Kappa Group plc	1,325,320	37,779
	Minerals Technologies Inc.	628,770	37,060
	Ashland Inc.	336,465	36,917
	KapStone Paper and Packaging Corp.	1,582,684	34,423
	Methanex Corp.	837,582	33,445
	RPC Group plc	3,209,475	32,161
*	WR Grace & Co.	316,690	31,764
	Steel Dynamics Inc.	1,697,620	31,355
	Balchem Corp.	273,454	18,677
	Quaker Chemical Corp.	111,515	8,852

11

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

					Market
					Value
				Shares	($000)
	Schweitzer-Mauduit International Inc.			212,814	8,262
	Airgas Inc.			72,600	6,981
	Sealed Air Corp.			111,100	5,457
	Scotts Miracle-Gro Co. Class A			75,637	5,004
	Avery Dennison Corp.			68,300	4,438
*	Chemtura Corp.			113,000	3,609
	Ball Corp.			49,800	3,411
*,^	Trinseo SA			97,600	3,167
	International Flavors & Fragrances Inc.			17,600	2,043
*	Berry Plastics Group Inc.			52,100	1,745
*	Ferro Corp.			115,600	1,444
	Silgan Holdings Inc.			24,510	1,247
	Valspar Corp.			14,200	1,150
	NewMarket Corp.			2,773	1,092
*	AEP Industries Inc.			12,500	1,000
*	Owens-Illinois Inc.			29,100	627
	Materion Corp.			8,700	262
					453,542
Other (1.0%)
^,3	Vanguard Small-Cap Growth ETF			463,200	57,108
^	iShares Russell 2000 ETF			360,380	41,566
*,4	Pure Storage Inc. Class B Restricted			437,384	6,940
*,4	Dropbox Private Placement			378,066	5,705
					111,319
Telecommunication Services (0.9%)
*	Vonage Holdings Corp.			8,809,501	53,474
*	SBA Communications Corp. Class A			296,575	35,298
	Cogent Communications Holdings Inc.			347,607	10,678
	Inteliquent Inc.			218,000	4,517
*	FairPoint Communications Inc.			99,400	1,594
*	Cincinnati Bell Inc.			289,000	1,090
					106,651
Utilities (0.5%)
	ITC Holdings Corp.			1,223,630	40,037
^	8Point3 Energy Partners LP			1,111,549	14,962

					54,999

Total Common Stocks (Cost $9,577,333)					11,162,018

		Coupon

Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.6%)
5,6	Vanguard Market Liquidity Fund	0.207%		413,253,000	413,253

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.3%)
	Deutsche Bank Securities, Inc. (Dated 10/30/15,
	Repurchase Value $36,500,000, collateralized by U.S.
	Treasury Note/Bond 0.750%-1.875%, 12/31/17-
	11/30/21, with a value of $37,230,000)	0.090%	11/2/15	36,500	36,500

U.S. Government and Agency Obligations (0.1%)
7,8	Federal Home Loan Bank Discount Notes	0.170%	11/6/15	500	500
8,9	Freddie Mac Discount Notes	0.220%	3/30/16	4,000	3,998

12

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8,9 Freddie Mac Discount Notes	0.220%	4/15/16	2,000	1,998
				6,496
Total Temporary Cash Investments (Cost $456,247)				456,249
Total Investments (101.6%) (Cost $10,033,580)				11,618,267
Other Assets and Liabilities—Net (-1.6%)[6]				(178,052)
Net Assets (100%)				11,440,215

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $146,323,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 3.3%, respectively, of net assets.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Restricted securities totaling $12,645,000, representing 0.1% of net assets.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes $155,330,000 of collateral received for securities on loan.
7	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8	Securities with a value of $4,697,000 have been segregated as initial margin for open futures contracts.
9	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.

13

© 2015 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA240 122015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assetsinvestments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form NCSR) and the schedule of investments (included in Item 6 of this Form NCSR) present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31,
2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
These financial statements, financial highlights, and schedule of investments (hereafter referred to as
"financial statements") are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at
October 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 10, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2015

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.